EXHIBIT 23(a)

                          Consent of Stegman & Company


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                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Sandy Spring Bancorp, Inc.



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 8, 1996 relating to the consolidated financial statements of Sandy Spring Bancorp, Inc. and Subsidiary, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                      Stegman & Company


Towson, Maryland
June 28, 1996


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